UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (September 30, 2026) September 25, 2026

Trio Petroleum Corp

(Exact name of registrant as specified in its charter)

Delaware	001-41643	87-1968201
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Park Place, 621 NW 53rd Street Ste 125

Boca Raton, FL 33487

(713) 273-2271

(Address and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPET	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 25, 2026, Trio Petroleum Canada, Corp. (“Trio Canada”), a wholly owned subsidiary of Trio Petroleum Corp (the “Company”), entered into a Purchase and Sale Agreement (the “Agreement”), with Marlin Resources Ltd. (“Marlin”), pursuant to which Trio Canada has agreed to purchase Marlin’s interests in twenty-four oil wells, which includes four producing wells and twenty shut-in heavy-oil assets, so described in the Agreement (“Assets”) in exchange for a cash fee in the amount of CAD$800,000, the conveyance by Trio Canada to Marlin of certain assets and interests in agreements held by Trio Canada, and entry into a disposal agreement pursuant to which Trio Canada will dispose of water produced from wells at certain sites for which Marlin acts as an operator.

The Agreement was subject to standard satisfaction of closing conditions, including delivery of no interest letters and conveyances to Trio Canada, and the conveyance by Trio Canada in the assets and interests to Marlin as described above. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD

On September 30, 2026, the Company issued a press release announcing the signing of the Agreement. A copy of such release is furnished hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit
10.1*	Purchase and Sale Agreement dated September 25, 2026, by and between Trio Petroleum Canada, Corp. and Marlin Resources Ltd.
99.1	Press Release dated September 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(6) of Regulation S-K. The Company hereby agrees to furnish a copy of any omitted exhibit or schedule to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trio Petroleum Corp.

Date: September 30, 2026	By:	/s/ Robin Ross
	Name:	Robin Ross
	Title:	Chief Executive Officer

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